FRANKLIN
MUTUAL SERIES
FUND INC.
STATEMENT OF
ADDITIONAL INFORMATION

MAY 1, 1997
as amended August 19, 1997
51 John F. Kennedy Parkway
Short Hills, NJ 07078
1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets?

Restrictions and Limitations

Officers and Directors

Investment Management
and Other Services

How does the Fund Buy
Securities for its Portfolio?

How Do I Buy, Sell and Exchange Shares?

How are Fund Shares Valued?

Additional Information on
Distributions and Taxes

The Fund's Underwriter

How does the Fund
Measure Performance?

Miscellaneous Information

Financial Statements

Useful Terms and Definitions
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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"),
Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), Mutual European Fund ("European") and Mutual Financial Services Fund ("Financial Services") are diversified series of Franklin Mutual Series Fund Inc. ("Mutual Series"), an open-end management investment company. Each series may individually or together be referred to as the "Fund(s)." The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation.

The Prospectus, dated May 1, 1997, as amended August 19, 1997, and as may be further amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI describes the Fund's Class I and Class II shares. The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.
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          Mutual funds, annuities, and other investment products:

          o are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

          o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

          o are subject to investment risks, including the possible loss of principal.
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HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

The general investment policy of the Fund is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action to invest in common stock, preferred stock, debt securities and other securities in such proportions as Franklin Mutual deems advisable. Without committing any fixed portion of the Fund's assets, Franklin Mutual typically maintains a portion of the assets of the Fund invested in debt securities and preferred stocks (which may be convertible). In addition, the Fund may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS
AND LOANS OF SECURITIES

The Fund may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the Fund collateralized by the underlying securities. As with loans of portfolio securities which the Fund may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the Fund.

Repurchase agreements and lending of portfolio securities involve some credit risk to the Fund. If the other party defaults on its obligations, the Fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the Fund recovers the collateral in such a situation, the Fund may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter ("OTC") options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES
AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE U.S.

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

The Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED
CORPORATE DEBT SECURITIES

The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The Fund has historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a series, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the Net Asset Value of the Fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Code. Investment in such securities also involves certain other tax considerations.

Franklin Mutual values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board. See "How are Fund Shares Valued?" in this SAI. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of Franklin Mutual to value the Fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

SPECIAL CONSIDERATIONS RELATED TO SECURITIES
IN THE FINANCIAL SERVICES INDUSTRY

Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchase of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase. Each Fund, including Financial Services, may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

          a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

          b. for an equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

          c. for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of puts under certain circumstances.

The Funds also are not permitted to acquire any security issued by Franklin Mutual or any affiliated company (including Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

RESTRICTIONS AND LIMITATIONS
------------------------------------------------------------------
Mutual Shares, Qualified, Beacon, Discovery, European and Financial Services, except as noted, have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series MAY NOT:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry). 5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NONFUNDAMENTAL POLICIES

The following policies apply to all Funds with the exception of Financial Services.

As a matter of policy that is not fundamental, no Fund will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the NYSE or American Stock Exchange. Also, as a matter of policy, the Fund will not purchase securities for purposes of short term trading and will not invest more than 5% of its assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The Fund will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The Fund does not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such Fund's shares in the state involved.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------
The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH MUTUAL SERIES        DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------


Edward I. Altman, Ph.D. (56)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (39)
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Director

Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing); prior to March 1995, was Vice President and Treasurer, U.S. Air, Inc.

Andrew H. Hines, Jr. (74)
150 2nd Avenue N.
St. Petersburg, FL 33701

Director

Consultant for the Triangle Consulting Group; Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); Director of Checkers Drive-In Restaurants, Inc.; formerly, Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries; and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Peter A. Langerman (42)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Director and Executive Vice President

Chief Operating Officer and Senior Vice President of Franklin Mutual Advisers, Inc.; Director of Sunbeam Oster and Lancer Industries; Manager (Director) of MB Motori, L.L.C. and MWCR, L.L.C.; and formerly, employee of Heine Securities Corporation, June 1986 to October 1996.

* William J. Lippman (72)
One Parker Plaza
Fort Lee, NJ 07024

Director

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (67)
1 Pequot Way
Canton, MA 02021

Director

Chairman of A.A. MacPherson, Inc., Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (68)
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Director

Manager of personal investments (1978-present); director of various business and nonprofit organizations; formerly, Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978), Financial Vice President of Florida Power and Light (1965-1969) and Vice President of the Federal Reserve Bank of Atlanta (1958-1965); and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Michael F. Price (46)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Chairman of the Board and President

President, Chief Executive Officer, and Director of Franklin Mutual Advisers, Inc.; Principal Executive Officer and majority owner of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner of Clearwater Securities, Inc. (registered securities dealer); and formerly, President, Chief Executive Officer, and Director of Heine Securities Corporation, January 1987 to October 1996.

Leonard Rubin (71)
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

Director

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); and trustee or director, as the case may be, of four of the investment companies in the Franklin Templeton Group of Funds.

Barry F. Schwartz (48)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (74)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (51)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (30)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; Manager (Director), MB Metropolis, L.L.C.; Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition, L.L.C.; Trustee of Resurgence Properties, Inc.; and Chairman of the Board of Trustees, Value Property Trust; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

James R. Baio (43)
500 East Broward Blvd.
Fort Lauderdale, FL 33701

Treasurer

Certified Public Accountant; Treasurer of Franklin Mutual Advisers, Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; formerly, Senior Tax Manager for Ernst & Young (certified public accountants) (1977-1989); and officer of 24 of the investment companies in the Franklin Templeton Group of Funds.

Elizabeth N. Cohernour (47)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel and Secretary

Vice President, General Counsel and Assistant Secretary of Franklin Mutual Advisers, Inc.; Secretary and General Counsel of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers) and Clearwater Securities, Inc. (registered securities dealer); and formerly, Secretary and General Counsel of Heine Securities Corporation, May 1988 to October 1996.

Robert L. Friedman (38)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

Raymond Garea (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1991 to October 1996; prior thereto, Vice President and Analyst with Donaldson, Lufkin & Jenrette; Manager (Director), MB Metropolis, L.L.C. and S.H. Mortgage Acquisition.

Lawrence N. Sondike (40)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1984 to October 1996.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

The table above shows the officers and Board members who are affiliated with Distributors and Franklin Mutual. Nonaffiliated members of the Board are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 7 years and retire at age 70. At the time of retirement, Directors are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Mutual Series and by other funds in the Franklin Templeton Group of Funds.

                                              TOTAL FEES     NUMBER OF BOARDS
                                              RECEIVED FROM  IN THE FRANKLIN
            TOTAL FEES     PENSION   ANNUAL   THE FRANKLIN   TEMPLETON GROUP
            RECEIVED FROM RETIREMENT BENEFITS TEMPLETON GROUP OF FUNDS ON WHICH
NAME        MUTUAL SERIES* ACCRUED  RETIREMENT OF FUNDS**     EACH SERVES***
-------------------------------------------------------------------------------
Edward I.
 Altman......$19,000          0    $7,500         $ 19,000             1
Ann Torre
 Grant+......$19,000          0    $7,500         $ 19,000             1
Bruce A.
 MacPherson..$18,000          0    $7,500         $ 18,000             1
Barry F.
 Schwartz+...$18,000          0    $7,500         $ 18,000             1
Vaughn
 R.  Sturtevant,
 M.D.        $18,000          0    $7,500         $ 18,000             1
Robert E.
 Wade+...... $24,500          0    $7,500         $ 24,500             1
Andrew H.
 Hines, Jr.+.$ 5,250          0    $7,500         $125,275            24
Fred R.
 Millsaps+.. $ 5,250          0    $7,500         $125,275            24
Leonard
 Rubin+..... $ 4,500          0    $7,500         $ 24,600             4
Richard L.
 Chasse++ ..$17,250           0    $7,500         $ 17,250             0

+Not vested in retirement plan
++Retired December 1996.
*For the fiscal year ended December 31, 1996.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of Mutual Series: 348,113.720 shares of Mutual Shares - Class Z; 101,811.017 shares of Qualified - Class Z; 677,082.051 shares of Beacon - Class Z; 386,990.273 shares of Discovery - Class Z, or less than 1% of the total outstanding Class Z shares of each of those series. As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially 14,175,307.480 shares or 30% of the total outstanding Class Z shares of European. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES
----------------------------------------------------------------------------
Investment Manager and Services Provided. The Fund's investment manager is Franklin Mutual. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the Fund's investment activities. Franklin Mutual and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. Franklin Mutual may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin Mutual on behalf of the Fund. Similarly, with respect to the Fund, Franklin Mutual is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Franklin Mutual and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Franklin Mutual is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Franklin Mutual and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Fees. For the fiscal years ended December 31, 1994, 1995 and 1996, management fees, before any advance waiver, totaled $21,795,512, $27,500,952, and $35,687,092, respectively, for Mutual Shares; $9,766,052, $14,607,723 and
$22,515,334, respectively, for Qualified; $9,511,199, $17,720,127 and
$26,083,112, respectively, for Beacon; $5,737,128, $7,930,967 and $17,795,530,
respectively, for Discovery. For the fiscal year ended December 31, 1996, management fees, before any advance waiver totaled $949,616 for European. Under an agreement by Franklin Mutual to limit its fees for the fiscal year ended December 31, 1996, the Funds paid management fees totaling $34,719,646 for Mutual Shares; $21,439,007 for Qualified; $25,260,160 for Beacon; $17,154,254
for Discovery; and $876,464 for European. For the fiscal years ended December 31, 1994 and 1995, the investment manager did not waive or limit its fees.

Management Agreement. The management agreement for all Funds except Financial Services is in effect until June 30, 1998. The management agreement for Financial Services is in effect until June 30, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Franklin Mutual on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. On November 1, 1996, FT Services became the Fund's administrator. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

For the two-month period ended December 31, 1996, administration fees totaling $840,707, $553,904, $634,856, $380,772, and $57,060 were paid to FT Services for
Mutual Shares, Qualified, Beacon, Discovery and European, respectively.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, are the Fund's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?
----------------------------------------------------------------------------
Franklin Mutual selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Franklin Mutual may pay certain brokers commissions that are higher than those another broker may charge, if Franklin Mutual determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Franklin Mutual's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Franklin Mutual include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Franklin Mutual in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Franklin Mutual in carrying out its overall responsibilities to its clients.

It is not always possible to place a precise dollar value on the special executions or on the research services Franklin Mutual receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible and Franklin Mutual believes it would be in the best interests of the Fund to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid brokerage commissions as follows:

                    MUTUAL SHARES  QUALIFIED    BEACON    DISCOVERY    EUROPEAN
-------------------------------------------------------------------------
1994 ..........     $4,036,735     $2,648,109 $2,745,963 $2,225,634     -0-
1995 .........      $8,028,205     $5,182,736 $6,269,829 $3,040,751     -0-
1996 ..........     $8,095,501     $6,090,786 $7,418,388 $7,928,860    $734,682

As of December 31, 1996, the Funds owned securities issued by Bear Stearns & Co. valued in the aggregate at $39,490. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, is a registered securities dealer and a member of the NASD. Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal years ended December 31, 1994, 1995 and 1996, Mutual Shares paid brokerage commissions to Clearwater of $313,814, $1,192,230 and $755,142, respectively; Qualified paid $147,829,
$640,588 and $439,926, respectively; Beacon paid $168,828, $764,323 and
$607,402, respectively; and Discovery paid $74,704, $217,609 and $384,267, respectively. During the fiscal year ended December 31, 1996, European paid $4,037.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a fund will own in excess of 5% of the voting securities of one or more broker-dealers through whom such Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered to be an affiliated person of such Fund. To the extent that such Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of such Fund, such Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions. The same rules apply to each Fund's use of Clearwater.

Soft Dollar Arrangements. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the Fund for transactions effected by it for the Fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place Fund brokerage transactions with a broker in order to generate soft dollars for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $2,267,683, $3,355,180, and $2,539,782, respectively, to brokers who provided research services. This amount represented 19.45%, 14.90%, and 8.50%, respectively, of total commissions paid for the periods.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SALES
SIZE OF PURCHASE - U.S. DOLLARS         CHARGE
---------------------------------------------------
Under $30,000 ..................        3.0%
$30,000 but less than $50,000 ..        2.5%
$50,000 but less than $100,000 .        2.0%
$100,000 but less than $200,000         1.5%
$200,000 but less than $400,000         1.0%
$400,000 or more ...............         0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. In the case of redemption requests, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
-------------------------------------------------------------------
We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES
----------------------------------------------------------------------
DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once at mid-year. The Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, Mutual Series has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of Mutual Series as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Because the Fund intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that the Fund will not be required to pay Federal income taxes.

The Fund normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. You can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "What Distributions Might I Receive from the Fund?" in the Prospectus.)

To maintain qualification as a regulated investment company under the Code, the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short-short rule if directly related to regular investments by a series in equity or debt securities.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, the Fund expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by the Fund. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Fund and taxable to shareholders on December 31 of such year provided that the dividends are actually paid during January of the following year. The Fund may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of the gain as a capital gain dividend. The Fund's shareholders will treat the designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by the Fund with respect to the capital gain. In addition, shareholders will increase their basis in the Fund's shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares sold at a loss after being held for less than six months, any loss realized will be treated as a long-term capital loss to the extent of the capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by the Fund will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of the Fund's gross income that consists of dividends received on equity securities issued by domestic corporations meets the same holding period, risk of loss, and borrowing limitations applicable to the Fund's shareholders.
Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the Fund's shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund as paid by the shareholders of the Fund. If the Fund makes this election, shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the Fund against their U.S. federal income tax liability, or to deduct the amounts from their U.S. taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since European anticipates that more than 50% of the value of its total assets will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends paid-deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

THE FUND'S UNDERWRITER
------------------------------------------------------------------
Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions received by Distributors for the two-month period ended December 31, 1996, and the amounts retained by Distributors after allowances to dealers were:

                                   AGGREGATE      AMOUNT
                                   UNDERWRITING   RETAINED BY
FUND                               COMMISSIONS    DISTRIBUTORS
--------------------------------------------------------------------
Mutual Shares ...                  $962,557       $99,326
Discovery ........                 $710,492       $41,905
Beacon ..........                  $717,831       $68,177
Qualified ........                 $494,207       $37,660

For the two-month period ended December 31, 1996, European received $152,732 in underwriting commissions and paid a net amount of $1,291 to dealers. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS
------------------------------------------------------------------------
Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.10% per year of Class I's average daily net assets for reimbursement of distribution expenses.

The Class II Plan. Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Franklin Mutual or Distributors or other parties on behalf of the Fund, Franklin Mutual or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Franklin Mutual or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the two-month period ended December 31, 1996, Distributors had eligible expenditures for advertising, printing and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans. The Fund paid a portion of these expenditures to Distributors, as noted below.

                         DISTRIBUTORS'       AMOUNT
                         ELIGIBLE            PAID BY
FUND                     EXPENDITURES        THE FUND
-------------------------------------------------------
Mutual Shares
 Class I...........      $136,669            $23,457
 Class II..........       434,345             36,285
Qualified
 Class I...........       189,111             14,806
 Class II..........       257,829             20,640
Beacon
 Class I...........       235,264             31,178
 Class II..........       418,760             32,675
Discovery
 Class I...........       158,034             20,639
 Class II..........       822,714             35,995
European...........
 Class I...........        87,602              5,607
 Class II..........        90,814              5,982

HOW DOES THE FUND MEASURE PERFORMANCE?
----------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return used by the Fund is based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Standardized historical performance data for Class I and Class II shares will be restated to reflect the maximum initial front-end sales charge currently in effect. For Class II shares such performance data will also take into account the applicable contingent deferred sales charge in connection with redemptions within eighteen months. Each class adopted a plan of distribution under Rule 12b-1, effective November 1, 1996, which will affect subsequent performance. Historical performance data will not be restated to include Rule 12b-1 fees, which will only be taken into account from the effective date of the Rule 12b-1 plan.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five-, ten-year and from inception periods, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five-, ten-year and from inception periods and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The restated average annual total return for each class for the one-, five-, ten-year and from inception periods ended December 31, 1996, was:

CLASS I                       1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------
Mutual Shares .               15.24%         17.95%         14.82%
Qualified .....               15.67%         18.44%         15.09%
Beacon ........               15.65%         18.37%         15.66%
Discovery*.....               19.17%         N/A            N/A
European**.....               N/A            N/A            N/A

CLASS II                      1 YEAR         5 YEARS        10 YEARS
------------------------------------------------------------------------
Mutual Shares .               18.38%         18.79%         15.22%
Qualified .....               18.80%         19.28%         15.49%
Beacon ........               18.83%         19.20%         16.07%
Discovery* ....               22.53%         N/A            N/A
European**.....               N/A            N/A            N/A

*Discovery commenced operations on December 31, 1992. The restated average annual return from inception was 21.19% for Class I and 22.29% for Class II **Commenced operations on July 3, 1996.

These figures were calculated according to the SEC formula:
            n
     P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year or from inception periods at the end of the one-, five- or ten-year or from inception periods

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five-, ten-year and from inception periods. The restated cumulative total return for each class for the one-, five- and ten-year periods ended December 31, 1996, was:
CLASS I                       1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------
Mutual Shares .               15.24%         17.95%         14.82%
Qualified .....               15.67%         18.44%         15.09%
Beacon ........               15.65%         18.37%         15.66%
Discovery*.....               19.17%         N/A            N/A
European**.....               N/A            N/A            N/A

CLASS II                      1 YEAR         5 YEARS        10 YEARS
------------------------------------------------------------------------
Mutual Shares .               18.38%         18.79%         15.22%
Qualified .....               18.80%         19.28%         15.49%
Beacon ........               18.83%         19.20%         16.07%
Discovery* ....               22.53%         N/A            N/A
European**.....               N/A            N/A            N/A

*Discovery commenced operations on December 31, 1992. The restated cumulative total return from inception was 115.74% for Class I and 123.64% for Class II. **European commenced operations on July 3, 1996. The restated cumulative total return from inception was 9.34% for Class I and 12.27% for Class II.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

r) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Funds' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------
The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of July 22, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS              SHARE AMOUNT        PERCENTAGE
---------------------------------------------------------------------
BEACON - CLASS I

The Manufacturers             5,007,623.863       16%
Life Ins Co USA
Attn.: Kris Ramdial
Pension Acctg NT3
200 Bloor St E
Toronto ON M4W 1E5
Canada

EUROPEAN - CLASS Z

Michael F. Price              14,110,113.885      29%
51 John F. Kennedy Pkwy
Short Hills, NJ 07078

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------
The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended December 31, 1996, including the independent auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund's Class I and Class II shares dated May 1, 1997, as amended August 19, 1997, as may be further amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FRANKLIN MUTUAL
SERIES FUND INC. -
CLASS Z
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 199751
AS AMENDED AUGUST 19, 1997
JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078
1-800/DIAL BEN
------------------------------------------------------------------------------
TABLE OF CONTENTS

How does the Fund Invest its Assets?

Restrictions and Limitations

Officers and Directors

Investment Management
 and Other Services

How does the Fund Buy
 Securities for its Portfolio?

How Do I Buy, Sell and
 Exchange Shares?

How are Fund Shares Valued?

Additional Information on
 Distributions and Taxes

The Fund's Underwriter

How does the Fund
 Measure Performance?

Miscellaneous Information

Financial Statements

Useful Terms and Definitions

-------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------------

Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), Mutual European Fund ("European") and Mutual Financial Services Fund ("Financial Services") are diversified series of Franklin Mutual Series Fund Inc. ("Mutual Series"), an open-end management investment company. Each series may, individually or together, be referred to as the "Fund(s)." The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation.

This SAI describes the Fund's Class Z shares. The Prospectus, dated May 1, 1997, as amended August 19, 1997, and as may be further amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
-----------------------------------------------------------------------------
          Mutual funds, annuities, and other investment products:

     o    are  not   federally   insured  by  the  Federal   Deposit   Insurance
          Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

     o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

     o    are  subject to  investment  risks,  including  the  possible  loss of principal.
---------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?
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The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

The general investment policy of the Fund is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action to invest in common stock, preferred stock, debt securities and other securities in such proportions as Franklin Mutual deems advisable. Without committing any fixed portion of the Fund's assets, Franklin Mutual typically maintains a portion of the assets of the Fund invested in debt securities and preferred stocks (which may be convertible). In addition, the Fund may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS AND
LOANS OF SECURITIES

The Fund may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the Fund collateralized by the underlying securities. As with loans of portfolio securities which the Fund may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the Fund.

Repurchase agreements and lending of portfolio securities involve some credit risk to the Fund. If the other party defaults on its obligations, the Fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the Fund recovers the collateral in such a situation, the Fund may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES
AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS
OUTSIDE THE U.S.

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND
OTHER SPECIAL ACCOUNTS

Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

The Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED
CORPORATE DEBT SECURITIES

The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The Fund has historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a series, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the Net Asset Value of the Fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Code. Investment in such securities also involves certain other tax considerations.

Franklin Mutual values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board. See "How are Fund Shares Valued?" in this SAI. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of Franklin Mutual to value the Fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

SPECIAL CONSIDERATIONS RELATED TO
SECURITIES IN THE FINANCIAL SERVICES INDUSTRY

Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchase of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e. broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase. Each Fund, including Financial Services, may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

b. for an equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

c. for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of puts under certain circumstances.

The Funds also are not permitted to acquire any security issued by Franklin Mutual or any affiliated company (including Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

RESTRICTIONS AND LIMITATIONS
------------------------------------------------------------------------------
Mutual Shares, Qualified, Beacon, Discovery, European and Financial Services, except as noted have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NONFUNDAMENTAL POLICIES

The following policies apply to all Funds with the exception of Financial Services.

As a matter of policy that is not fundamental, no Fund will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the NYSE or American Stock Exchange. Also, as a matter of policy, the Fund will not purchase securities for purposes of short term trading and will not invest more than 5% of its assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The Fund will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The Fund does not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such Fund's shares in the state involved.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------
The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH MUTUAL SERIES        DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------


Edward I. Altman, Ph.D. (56)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (39)
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Director

Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing); prior to March 1995, was Vice President and Treasurer, U.S. Air, Inc.

Andrew H. Hines, Jr. (74)
150 2nd Avenue N.
St. Petersburg, FL 33701

Director

Consultant for the Triangle Consulting Group; Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); Director of Checkers Drive-In Restaurants, Inc.; formerly, Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries; and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Peter A. Langerman (42)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Director and Executive Vice President

Chief Operating Officer and Senior Vice President of Franklin Mutual Advisers, Inc.; Director of Sunbeam Oster and Lancer Industries; Manager (Director) of MB Motori, L.L.C. and MWCR, L.L.C.; and formerly, employee of Heine Securities Corporation, June 1986 to October 1996.

* William J. Lippman (72)
One Parker Plaza
Fort Lee, NJ 07024

Director

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (67)
1 Pequot Way
Canton, MA 02021

Director

Chairman of A.A. MacPherson, Inc., Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (68)
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Director

Manager of personal investments (1978-present); director of various business and nonprofit organizations; formerly, Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978), Financial Vice President of Florida Power and Light (1965-1969) and Vice President of the Federal Reserve Bank of Atlanta (1958-1965); and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Michael F. Price (46) Chairman of the
51 John F. Kennedy Pkwy. Board and
Short Hills, NJ 07078 President

Chairman of the Board and President

President, Chief Executive Officer, and Director of Franklin Mutual Advisers, Inc.; Principal Executive Officer and majority owner of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner of Clearwater Securities, Inc. (registered securities dealer); and formerly, President, Chief Executive Officer, and Director of Heine Securities Corporation, January 1987 to October 1996.

Leonard Rubin (71)
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

Director

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); and trustee or director, as the case may be, of four of the investment companies in the Franklin Templeton Group of Funds.

Barry F. Schwartz (48)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (74)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (51)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (30)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; Manager (Director), MB Metropolis, L.L.C.; Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition, L.L.C.; Trustee of Resurgence Properties, Inc.; and Chairman of the Board of Trustees, Value Property Trust; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

James R. Baio (43)
500 East Broward Blvd.
Fort Lauderdale, FL 33701

Treasurer

Certified Public Accountant; Treasurer of Franklin Mutual Advisers, Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; formerly, Senior Tax Manager for Ernst & Young (certified public accountants) (1977-1989); and officer of 24 of the investment companies in the Franklin Templeton Group of Funds.

Elizabeth N. Cohernour (47)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel and Secretary

Vice President, General Counsel and Assistant Secretary of Franklin Mutual Advisers, Inc.; Secretary and General Counsel of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers) and Clearwater Securities, Inc. (registered securities dealer); and formerly, Secretary and General Counsel of Heine Securities Corporation, May 1988 to October 1996.

Robert L. Friedman (38)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

Raymond Garea (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1991 to October 1996; prior thereto, Vice President and Analyst with Donaldson, Lufkin & Jenrette; Manager (Director), MB Metropolis, L.L.C. and S.H. Mortgage Acquisition.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

The table above shows the officers and Board members who are affiliated with Distributors and Franklin Mutual. Nonaffiliated members of the Board are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 7 years and retire at age 70. At the time of retirement, Directors are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Mutual Series and by other funds in the Franklin Templeton Group of Funds.

                                               TOTAL FEES     NUMBER OF BOARDS
                                               RECEIVED FROM  IN THE FRANKLIN
             TOTAL FEES    PENSIONS   ANNUAL   THE FRANKLIN   TEMPLETON GROUP
             RECEIVED FROM RETIREMENT BENEFITS TEMPLETON GROUP OF FUNDS ON WHICH
NAME         MUTUAL SERIES*ACCRUED    RETIREMENT OF FUNDS**   EACH SERVES***
------------------------------------------------------------------------------
Edward I.
 Altman .....$19,000        0           $7,500    $ 19,000       1
Ann Torre
 Grant+ .....$19,000        0           $7,500    $ 19,000       1
Bruce A.
 MacPherson..$18,000        0           $7,500    $ 18,000       1
Barry F
  Schwartz+ .$18,000        0           $7,500    $ 18,000       1
Vaughn R.
 Sturtevant,
 M.D.       $18,000         0           $7,500    $ 18,000       1
Robert E.
 Wade+ .....$24,500         0           $7,500    $ 24,500       1
Andrew H.
 Hines,
 Jr.+ ...  $ 5,250          0           $7,500    $125,275       24
Fred R.
 Millsaps+ $ 5,250          0           $7,500    $125,275       24
Leonard
 Rubin+ .. $ 4,500          0           $7,500    $ 24,600        4
Richard L.
 Chasse++ .$17,250          0           $7,500    $ 17,250        0

+Not vested in retirement plan
++Retired December, 1996
*For the fiscal year ended December 31, 1996.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of Mutual Series: 348,113.720 shares of Mutual Shares - Class Z; 101,811.017 shares of Qualified - Class Z; 677,082.051 shares of Beacon - Class Z; 386,990.273 shares of Discovery - Class Z, or less than 1% of the total outstanding Class Z shares of each of those Funds. As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially 14,175,307.480 shares or 30% of the total outstanding Class Z shares of European. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT
AND OTHER SERVICES
------------------------------------------------------------------------------

Investment Manager and Services Provided. The Fund's investment manager is Franklin Mutual. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the Fund's investment activities. Franklin Mutual and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. Franklin Mutual may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin Mutual on behalf of the Fund. Similarly, with respect to the Fund, Franklin Mutual is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Franklin Mutual and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Franklin Mutual is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Franklin Mutual and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Fees. For the fiscal years ended December 31, 1994, 1995 and 1996, management fees, before any advance waiver, totaled $21,795,512, $27,500,952, and $35,687,092, respectively, for Mutual Shares; $9,766,052, $14,607,723 and
$22,515,334, respectively, for Qualified; $9,511,199, $17,720,127 and
$26,083,112, respectively, for Beacon; $5,737,128, $7,930,967 and $17,795,530,
respectively, for Discovery. For the fiscal year ended December 31, 1996, management fees, before any advance waiver totaled $949,616 for European. Under an agreement by Franklin Mutual to limit its fees for the fiscal year ended December 31, 1996, the Funds paid management fees totaling $34,719,646 for Mutual Shares; $21,439,007 for Qualified; $25,260,160 for Beacon; $17,154,254
for Discovery; and $876,464 for European. For the fiscal years ended December 31, 1994 and 1995, the investment manager did not waive or limit its fees.

Management Agreement. The management agreement for all Funds except Financial Services is in effect until June 30, 1998. The management agreement for Financial Services is in effect until June 30, 1999.They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Franklin Mutual on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. On November 1, 1996, FT Services became the Fund's administrator. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

For the two-month period ended December 31, 1996, administration fees totaling $840,707, $553,904, $634,856, $380,772, and $57,060 were paid to FT Services for
Mutual Shares, Qualified, Beacon, Discovery and European, respectively.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, are the Fund's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?
---------------------------------------------------------------------------
Franklin Mutual selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Franklin Mutual may pay certain brokers commissions that are higher than those another broker may charge, if Franklin Mutual determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Franklin Mutual's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Franklin Mutual include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Franklin Mutual in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Franklin Mutual in carrying out its overall responsibilities to its clients.

It is not always possible to place a precise dollar value on the special executions or on the research services Franklin Mutual receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible and Franklin Mutual believes it would be in the best interests of the Fund to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid brokerage commissions as follows:

                     MUTUAL SHARES  QUALIFIED   BEACON     DISCOVERY   EUROPEAN
                     -------------------------------------------------------
1994 ................$4,036,735     $2,648,109  $2,745,963 $2,225,634   -0-
1995 ................$8,028,205     $5,182,736  $6,269,829 $3,040,751   -0-
1996 ................$8,095,501     $6,090,786  $7,418,38  $7,928,860  $734,682

As of December 31, 1996, the Funds owned securities issued by Bear Stearns & Co. valued in the aggregate at $39,490. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, is a registered securities dealer and a member of the NASD. Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal years ended December 31, 1994, 1995 and 1996, Mutual Shares paid brokerage commissions to Clearwater of $313,814, $1,192,230 and $755,142, respectively; Qualified paid $147,829,
$640,588 and $439,926, respectively; Beacon paid $168,828, $764,323 and
$607,402, respectively; and Discovery paid $74,704, $217,609 and $384,267, respectively. During the fiscal year ended December 31, 1996, European paid $4,037.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a fund will own in excess of 5% of the voting securities of one or more broker-dealers through whom such Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered to be an affiliated person of such Fund. To the extent that such Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of such Fund, such Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions. The same rules apply to each Fund's use of Clearwater.

Soft Dollar Arrangements. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the Fund for transactions effected by it for the Fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission soft dollars do not result in the provision of any brokerage and research services by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place Fund brokerage transactions with a broker in order to generate soft dollars for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $2,267,683, $3,355,180, and $2,539,782, respectively, to brokers who provided research services. This amount represented 19.45%, 14.90%, and 8.50%, respectively, of total commissions paid for the periods.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Other Payments to Securities Dealers. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 10th or 25th day of the month in which a payment is scheduled. If the 10th or 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. In the case of redemption requests, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
-----------------------------------------------------------------
We calculate the Net Asset Value per share of each class of the Fund's shares as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
-------------------------------------------------------------
DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once at mid-year. The Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, Mutual Series has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of Mutual Series as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Because the Fund intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that the Fund will not be required to pay Federal income taxes.

The Fund normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. You can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "What Distributions Might I Receive from the Fund?" in the Prospectus.)

To maintain qualification as a regulated investment company under the Code, the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short-short rule if directly related to regular investments by a series in equity or debt securities.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, the Fund expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by the Fund. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Fund and taxable to shareholders on December 31 of such year provided that the dividends are actually paid during January of the following year. The Fund may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of the gain as a capital gain dividend. The Fund's shareholders will treat the designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by the Fund with respect to the capital gain. In addition, shareholders will increase their basis in the Fund's shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares sold at a loss after being held for less than six months, any loss realized will be treated as a long-term capital loss to the extent of the capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by the Fund will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of the Fund's gross income that consists of dividends received on equity securities issued by domestic corporations meets the same holding period, risk of loss, and borrowing limitations applicable to the Fund's shareholders.
Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the Fund's shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund as paid by the shareholders of the Fund. If the Fund makes this election, shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the Fund against their U.S. federal income tax liability, or to deduct the amounts from their U.S. taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since European anticipates that more than 50% of the value of its total assets will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends-paid deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

THE FUND'S UNDERWRITER
--------------------------------------------------------------------------
Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class Z shares.

HOW DOES THE FUND
MEASURE PERFORMANCE?
--------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return used by the Fund is based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

An explanation of these and other methods used by the Fund to compute or express performance for Class Z follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five-, ten-year and from inception periods, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five-, ten-year and from inception period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class Z for the one-, five-, ten-year and from inception periods ended December 31, 1996, was:

                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Shares ....                 20.76%    19.06%    15.35%
Qualified ........                 21.19%    19.55%    15.62%
Beacon ...........                 21.19%    19.48%    16.20%
Discovery* .......                 24.93%    N/A       N/A
European** .......                 N/A       N/A       N/A

*Discovery commenced operations on December 31, 1992. The average annual return for the three-year period ended December 31, 1996, was 18.53% and from inception was 22.64%.
**European commenced operations on July 3, 1996.

These figures were calculated according to the SEC formula:
                          n
                    P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, ten-year or from inception periods at the end of the one-, five-, ten-year and from inception periods

Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five-, ten-year and from inception periods. The cumulative total return for Class Z for the one-, five-, ten-year and from inception periods ended December 31, 1996, was:

                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Shares ..                   20.76%    139.27%   317.19%
Qualified ......                   21.19%    327.03%   327.03%
Beacon .........                   21.19%    143.38%   348.84%
Discovery* .....                   24.93%    N/A       N/A
European** .....                   N/A       N/A       N/A

*Discovery commenced operations on December 31, 1992. The cumulative total return for the three-year period ended December 31, 1996, was 66.51% and from inception was 126.20%.
**European commenced operations on July 3, 1996. The cumulative total return from inception was 14.61%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Class Z to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120.U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of July 22, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS                   SHARE AMOUNT        PERCENTAGE
-----------------------------------------------------------------------
BEACON - CLASS I

The Manufacturers
Life Ins. Co. USA                  5,007,623.863            16%
200 Bloor St. E
Toronto ON M4W 1E5
Canada

EUROPEAN - CLASS Z

Michael F. Price                  14,110,113.885            29%
51 John F. Kennedy Pkwy
Short Hills, NJ 07078

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended December 31, 1996, including the independent auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS
-------------------------------------------------------------------------------
1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Prospectus - The prospectus for Class Z shares of the Fund dated May 1, 1997, as amended August 19, 1997 as may be further amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.